Exhibit 99.1

Virgin Galactic Announces Capital Realignment Transactions Related to 2027 Convertible Notes

•	Final maturity of New Notes extended to December 31, 2028 to better align debt repayment schedule with planned growth of Spaceline commercial operations

•	Capital realignment reduces outstanding principal amount of indebtedness to $273M from $425M

ORANGE COUNTY, CALIFORNIA – December 9, 2025 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the “Company”) announced today that it has entered into separate, privately negotiated agreements (collectively, the “Transactions”) with a limited number of certain holders of its 2.50% convertible senior notes due 2027 (the “Existing Convertible Notes”), whereby the Company plans to repurchase and retire approximately $355 million in aggregate principal amount of its Existing Convertible Notes. The Company expects these Transactions, taken together, to reduce its indebtedness by approximately $152 million while extending the maturity for the majority of its remaining debt to the second half of 2028, which the Company believes creates better alignment with planned growth in Spaceline commercial operations.

The Company will issue and sell for cash, in a registered direct offering, an aggregate of approximately $46 million of (i) shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of its Common Stock (collectively, the “Registered Offering”), in each case priced by reference to a VWAP price over a seven trading day period commencing today. Concurrently with the Registered Offering, the Company will issue and sell for cash, in a private placement exempt from registration (i) approximately $203 million aggregate principal amount of a new series of its 9.80% First Lien Notes due 2028 (the “New Notes”) pursuant to the terms of an indenture, by and among the Company, the subsidiary guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral agent (the “New Notes Indenture”) and (ii) warrants to purchase shares of Common Stock (the “Purchase Warrants”), at an exercise price of 155% of the purchase price of the Shares, in an offering exempt from registration (the “Private Placement”). The New Notes and related guarantees will be secured by a first-priority lien on substantially all of the assets of the Company and any guarantors, subject to customary exceptions, pursuant to a security agreement and related collateral documents. Delivery of the New Notes will be made through the facilities of The Depository Trust Company.

The Company has also entered into repurchase agreements with a limited number of holders of its Existing Convertible Notes to repurchase such holders’ Existing Convertible Notes. At closing of the Transactions, the Company will use the cash consideration from the Registered Offering and Private Placement to repurchase approximately $355 million of its Existing Convertible Notes. The closing of the Transactions is scheduled to occur on or about December 18, 2025, and is subject to customary closing conditions.

The Shares, Pre-Funded Warrants and shares underlying the Pre-Funded Warrants to be issued in the Registered Offering are being offered under the Company’s existing shelf registration statement on Form S-3 (File No. 333-272826) that includes its current ATM program. The Private Placement will be conducted pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), and the securities offered in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

After completion of the Transactions, the Company anticipates filing a new registration statement with the Securities Exchange Commission to register the resale of shares of Common Stock issuable upon exercise of the Purchase Warrants as well as shares of Common Stock that may be issued pursuant to the terms of the New Notes Indenture. The completion and timing of closing of the Transactions is subject to customary closing conditions.

GLC Advisors & Co., LLC served as advisor to the Company in the Transactions. O’Melveny & Myers LLP served as legal counsel to the Company.

Additional details about the Transactions are included in a Current Report on Form 8-K that the Company is filing today with the Securities and Exchange Commission.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Virgin Galactic

Virgin Galactic is an aerospace and space travel company, pioneering human-first spaceflight for private individuals, researchers, and governments with its advanced SpaceShips and launch vehicle. Scale and profitability are driven by next-generation vehicles capable of bringing humans to space at an unprecedented frequency with an industry-leading cost structure.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding the proposed Transactions, within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the expected completion and timing for the Transactions and the expected timeline for the Company’s commercial operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the risk that the Transactions may not be completed on the anticipated terms or at all, any delay in future commercial flights of our spaceflight fleet, our ability to successfully develop and test our next generation vehicles, and the time and costs associated with doing so, our expected capital requirements and the availability of additional financing, and the other factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

For media inquiries:

Aleanna Crane - Vice President, Communications

news@virgingalactic.com

575.800.4422

For investor inquiries:

Eric Cerny - Vice President, Investor Relations

vg-ir@virgingalactic.com

949.774.7637